Execution Copy

FIRST INDENTURE SUPPLEMENT

Dated as of January 11, 2006

to

INDENTURE

Dated as of May 16, 2003

Among

STARWOOD HOTELS & RESORTS WORLDWIDE, INC.,

as Issuer,

STARWOOD HOTELS & RESORTS,

SHERATON HOLDING CORPORATION,

as Guarantor,

and

U.S. BANK NATIONAL ASSOCIATION,

as Trustee
FIRST INDENTURE SUPPLEMENT

FIRST INDENTURE SUPPLEMENT, dated as of January 11, 2006 (this “Supplement”), among STARWOOD HOTELS & RESORTS WORLDWIDE, INC., a Maryland corporation (the “Issuer” or the “Company”), STARWOOD HOTELS & RESORTS, a Maryland real estate investment trust and a subsidiary of the Issuer (the “Trust”), SHERATON HOLDING CORPORATION, a Nevada corporation (the “Guarantor”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as trustee (the “Trustee”).

RECITALS

WHEREAS, the Issuer, the Trust, the Guarantor and the Trustee have heretofore executed and delivered an Indenture, dated as of May 16, 2003 (the “Indenture”), which provides for the issuance of up to $360,000,000 aggregate principal amount of 3.50% Convertible Senior Notes due 2023 (the “Securities”) of the Issuer;

WHEREAS, the second sentence of Section 11.21(a) of the Indenture contains an error, the result of which is that upon the occurrence of a Share Separation, the Conversion Rate of the Securities is improperly adjusted;

WHEREAS, the Issuer, the Trust, the Guarantor and the Trustee desire to enter into this Supplement to in order to amend the Indenture to correct such error, which amendment does not, in the good faith opinion of the Board of Directors, adversely affect the interests of the Securityholders of the Securities in any material respect;

WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Supplement without the consent of any Securityholders of the Securities;

WHEREAS, all acts and proceedings required by law, by the Indenture and by the certificates of incorporation and bylaws of the Issuer and the Guarantor necessary to constitute this Supplement a legal, valid and binding agreement for the uses and purposes herein set forth in accordance with its terms have been done and performed, and the execution and delivery of this Supplement have in all respects been duly authorized.

NOW, THEREFORE, in consideration of the foregoing and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each party agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the Securityholders of the Securities.

1. Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

2. Amendment to Section 11.21(a). The second sentence of Section 11.21(a) of the Indenture is hereby deleted in its entirety and replaced with the following:

“Upon the occurrence of a Share Separation, the Conversion Rate of the Securities shall be adjusted and shall equal the Conversion Rate in effect on the Business Day immediately prior to the effective date of the Share Separation divided by a percentage equal to one hundred percent minus the Trust Percentage.”

3. Effectiveness. This Supplement shall take effect as of the date hereof.

4. Indenture Ratified. Except as herein expressly provided, the Indenture is in all respects ratified and confirmed by the Issuer and the Trustee and all the terms, provisions and conditions thereof are and will remain in full force and effect.

5. Execution by the Trustee. The Trustee has executed this Supplement only upon the terms and conditions set forth in the Indenture. Without limiting the generality of the foregoing, the Trustee shall not be responsible for the correctness of the recitals herein contained, which shall be taken as the statements of the Issuer, the Trust and the Guarantor, and the Trustee makes no representation and shall have no responsibility for, and in respect of, the validity or sufficiency of this Supplement or the execution thereof by the Issuer, the Trust or the Guarantor.

6. Governing Law. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

7. Multiple Originals. The parties may sign any number of copies of this Supplement. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy of the Supplement is enough to prove this Supplement.

8. Headings. The headings of the Sections of this Supplement have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

[Signature page follows]

IN WITNESS WHEREOF, the parties have caused this Supplement to be duly executed as of the date first written above.

STARWOOD HOTELS & RESORTS WORLDWIDE, INC.

By: _/s/ Jeff S. Drew
Name: Jeff S. Drew
Title: Senior Vice President and Treasurer

STARWOOD HOTELS & RESORTS

By: _/s/ Jeff S. Drew
Name: Jeff S. Drew
Title: Vice President and Treasurer

SHERATON HOLDING CORPORATION

By: _/s/ Jeff S. Drew
Name: Jeff S. Drew
Title: Vice President and Treasurer
U.S. BANK NATIONAL ASSOCIATION,

as Trustee

By: _/s/ Raymond S. Haverstock
Name: Raymond S. Haverstock
Title: Vice President